UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33451	90-0136863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Milk Street, 16th Floor Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

(857) 415-4774

Registrant’s telephone number, including area code

Biodel Inc.

100 Saw Mill Road

Danbury, Connecticut 06810

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 4, 2016, Albireo Pharma, Inc., formerly known as “Biodel Inc.” (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting, among other items, that on November 3, 2016, the Company completed its business combination with Albireo Limited (“Albireo”). This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Original Form 8-K to provide the historical unaudited consolidated financial statements of Albireo as of September 30, 2016 and for the three and nine months ended September 30, 2016 and 2015 as required by Item 9.01(a) of Form 8-K. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Item.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited financial statements of Albireo as of September 30, 2016 and for the three and nine months ended September 30, 2016 and 2015 are filed herewith as Exhibit 99.4.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1+	Amended and Restated Share Exchange Agreement, dated as of July 13, 2016, by and among Biodel Inc., Albireo Limited and the Sellers listed on Schedule I thereto. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2016).

3.1+	Certificate of Amendment (Reverse Stock Split) to the Restated Certificate of Incorporation of the Company, dated November 3, 2016.

3.2+	Certificate of Amendment (Name Change) to the Restated Certificate of Incorporation of the Company, dated November 3, 2016.

4.1+	Warrant to Purchase Common Stock of Albireo Pharma, Inc., dated November 4, 2016, issued to Kreos Capital IV (Expert Fund) Limited.

10.1+	Supplemental Deed, dated as of May 24, 2016, by and among Kreos Capital IV (UK) Limited, Albireo Limited, Albireo AB and Elobix AB, including as Schedule 1 thereto the Amended and Restated Agreement for the Provision of a Loan Facility of up to €6,000,000, dated as of December 18, 2014, by and among Kreos Capital IV (UK) Limited, Albireo Limited, Albireo AB and Elobix AB.

10.2+	Guaranty and Security Agreement, dated as of November 4, 2016, by and between Albireo Pharma, Inc. and Kreos Capital IV (UK) Limited.

10.3*+	Employment Agreement, dated as of July 27, 2015, by and between Albireo, Inc. and Ronald H.W. Cooper.

10.4*+	Employment Agreement, dated as of February 14, 2008, by and between Albireo AB and Jan P. Mattsson, Ph.D.

10.5*+	Employment Agreement, dated as of August 4, 2016, by and between Albireo, Inc. and Thomas A. Shea.

10.6*+	Employment Agreement, dated as of September 6, 2016, by and between Albireo, Inc. and Paresh N. Soni, M.D., Ph.D.

10.7*+	Employment Agreement, dated as of February 17, 2016, by and between Albireo, Inc. and Peter A. Zorn.

10.8*+	Form of Indemnification Agreement, by and between the Company and each of its directors and executive officers.

10.9*+	Albireo Pharma, Inc. 2016 Equity Incentive Plan.

16.1+	Letter from BDO USA, LLP dated November 3, 2016.

23.1+	Consent of Ernst & Young LLP, independent registered public accounting firm, regarding the audited financial statements of the Albireo Limited.

99.1+	Press Release dated November 3, 2016.

99.2+	Audited consolidated financial statements of Albireo Limited as of and for the years ended December 31, 2015 and 2014 and unaudited consolidated financial statements of Albireo Limited as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015.

99.3+	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016.

99.4	Unaudited consolidated financial statements of Albireo Limited as of September 30, 2016 and for the three and nine months ended September 30, 2016 and 2015.

*	Management contract or compensatory plan or arrangement.
+	Previously filed as an exhibit to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: December 16, 2016	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1+	Amended and Restated Share Exchange Agreement, dated as of July 13, 2016, by and among Biodel Inc., Albireo Limited and the Sellers listed on Schedule I thereto. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2016).

3.1+	Certificate of Amendment (Reverse Stock Split) to the Restated Certificate of Incorporation of the Company, dated November 3, 2016.

3.2+	Certificate of Amendment (Name Change) to the Restated Certificate of Incorporation of the Company, dated November 3, 2016.

4.1+	Warrant to Purchase Common Stock of Albireo Pharma, Inc., dated November 4, 2016, issued to Kreos Capital IV (Expert Fund) Limited.

10.1+	Supplemental Deed, dated as of May 24, 2016, by and among Kreos Capital IV (UK) Limited, Albireo Limited, Albireo AB and Elobix AB, including as Schedule 1 thereto the Amended and Restated Agreement for the Provision of a Loan Facility of up to €6,000,000, dated as of December 18, 2014, by and among Kreos Capital IV (UK) Limited, Albireo Limited, Albireo AB and Elobix AB.

10.2+	Guaranty and Security Agreement, dated as of November 4, 2016, by and between Albireo Pharma, Inc. and Kreos Capital IV (UK) Limited.

10.3*+	Employment Agreement, dated as of July 27, 2015, by and between Albireo, Inc. and Ronald H.W. Cooper.

10.4*+	Employment Agreement, dated as of February 14, 2008, by and between Albireo AB and Jan P. Mattsson, Ph.D.

10.5*+	Employment Agreement, dated as of August 4, 2016, by and between Albireo, Inc. and Thomas A. Shea.

10.6*+	Employment Agreement, dated as of September 6, 2016, by and between Albireo, Inc. and Paresh N. Soni, M.D., Ph.D.

10.7*+	Employment Agreement, dated as of February 17, 2016, by and between Albireo, Inc. and Peter A. Zorn.

10.8*+	Form of Indemnification Agreement, by and between the Company and each of its directors and executive officers.

10.9*+	Albireo Pharma, Inc. 2016 Equity Incentive Plan.

16.1+	Letter from BDO USA, LLP dated November 3, 2016.

23.1+	Consent of Ernst & Young LLP, independent registered public accounting firm, regarding the audited financial statements of the Albireo Limited.

99.1+	Press Release dated November 3, 2016.

99.2+	Audited consolidated financial statements of Albireo Limited as of and for the years ended December 31, 2015 and 2014 and unaudited consolidated financial statements of Albireo Limited as of June 30, 2016 and for the three and six months ended June 30, 2016 and 2015.

99.3+	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016.

99.4	Unaudited consolidated financial statements of Albireo Limited as of September 30, 2016 and for the three and nine months ended September 30, 2016 and 2015.

*	Management contract or compensatory plan or arrangement.
+	Previously filed as an exhibit to the Original Form 8-K.